EXHIBIT 10.39



THIS DEBENTURE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS DEBENTURE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE DEBENTURE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS DEBENTURE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.


                            THE NEPTUNE SOCIETY, INC.

No. 001                                                               US$75,000


                 $75,000 CONVERTIBLE DEBENTURE DUE JULY 31, 2002


     THIS DEBENTURE is issued by The Neptune Society, Inc., a corporation organized and existing under the laws of the State of Florida (the "Company") and is designated as its US$75,000 Convertible Debenture Due July 31, 2002 ("Debenture").

     FOR VALUE RECEIVED, the Company promises to pay to Green Leaf Investors I, LLC, a California limited liability company, or its permitted assigns (the "Holder"), the principal sum of Seventy-five Thousand Dollars and 00/100 (US$75,000)(the "Principal Amount") on July 31, 2002 (the "Maturity Date"). This Debenture shall bear no interest on the unpaid Principal Amount hereof, except in an Event of Default under the terms set forth in Section 1 hereto.

     This Debenture is subject to the following additional provisions:

     1. Interest and Payment in an Event of Default: In an Event of Default, as defined in Section 9 below, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), (a) the Holder may demand payment of the Principal Amount in cash, due immediately upon such demand, and (b) interest shall accrue on the Principal Amount at the rate of twelve percent (12%) per annum based on a 360-day year from January 31, 2002 until the Principal Amount and accrued interest are paid in full.



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     2.  Securities  Act  Compliance:  This Debenture has been issued subject to investment representations of the Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's records as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Note Extension and Assignment Agreement dated effective as of January 31, 2002 between, among others, the Company and the original Holder (the "Note Extension Agreement"), and is subject to the terms and conditions of the Note Extension Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Note Extension Agreement.

     3. Optional Conversion: The Holder of this Debenture is entitled, at its sole option, to convert at any time after the date hereof, and prior to the Maturity Date, the Principal Amount of this Debenture or any portion thereof into the Company's $0.02 par value per share common stock ("Common Shares"), at a conversion price for each Common Share equal to US$0.333333 per share subject to certain adjustments set forth in Section 6, below (the "Conversion Price"). The Company acknowledges that the Common Shares acquirable upon conversion of this Debenture are "Registrable Securities" as that term is defined under the Piggyback Registration Agreement dated August 8, 2001, by and between the Company and Green Leaf Investors I, LLC.

     The Company will cause its transfer agent to issue the Common Shares to the Holder of this Debenture under the terms set forth in this Section 3 hereto and addressed to such Holder at the last address of such Holder provided to the Company. The issuance of the Common Shares shall constitute a payment of principal hereunder and shall satisfy and discharge the liability for principal on this Debenture with respect to such conversion.

     4. Conversion:

          (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly



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

executed to the Company, with conformation of the same. All Notices of Conversion shall be sent by fax and over-night commercial courier service on the date of such notice to:

                         The Neptune Society, Inc.
                         3500 W. Olive, Suite 1430
                         Burbank, California  91505
                         Fax:  818-953-9844
                         Attn: Rodney Bagley, Chief Financial Officer

Certificates representing Common Shares upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

          (b) The share certificates shall bear a restrictive legend in substantially the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (i) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR (ii) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

     (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C.ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C.ss.362 in respect of the Holder's conversion privilege.

     5. Unconditional Obligation: No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount of, and interest on (if any), this Debenture as herein prescribed. This Debenture is a direct obligation of the Company.

     6. Anti-Dilution Adjustment. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided in this Section 6:

          (a) If the Company at any time divides the outstanding Common Shares into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Shares are combined into a smaller number of shares, the Conversion Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such Common Share, subject to the proviso set forth in Section 6(d) below.



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

     (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to convert and receive upon the basis and upon the terms and conditions specified in this Debenture and in lieu of the Common Shares immediately theretofore acquirable and receivable upon the conversion of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had converted this Debenture and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

     (c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 6(a) or 6(b), but which should result in an adjustment in the Conversion Price and/or the number of shares subject to this Debenture in order to fairly protect the conversion rights of the Holder, an appropriate adjustment in such conversion rights shall be made by the Company, subject to the proviso set forth in Section 6(d) below.

     (d) Upon each adjustment of the Conversion Price, the Holder shall thereafter be entitled to purchase, at the Conversion Price resulting from such adjustment, the number of shares obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment. Provided however, in no event shall the Conversion Price exceed $0.333333 per Common Share, notwithstanding a division, combination, stock split, consolidation, reorganization, reclassification or other transaction subject to this Section 6.

     (e) Upon any adjustment of the Conversion Price, the Company shall give written notice thereof to the Holder stating the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Debenture, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     7. Jurisdiction: This Debenture shall be governed by and construed in accordance with the laws of the State of Oregon. Each of the parties consents to the jurisdiction of the federal courts in Oregon or the state courts of the State of Oregon sitting in Portland, Multnomah County, in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.



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

     8. Taxes: The Holder shall be solely responsible for any and all amounts required to be paid by Holder under the applicable provisions of the United States income tax laws or other applicable laws in connection with the issuance of this Debenture, and Holder shall execute and deliver all required documentation in connection therewith.

     9. Event of Default: The following shall constitute an "Event of Default":

          a. Any of the representations or warranties made by the Company or by Wilhelm Mortuary, Inc., an Oregon corporation, wholly-owned by the Company, herein or in the Note Extension Agreement executed and delivered in connection with the delivery of this Debenture shall be false or misleading in any material respect at the time made; or

          b. The Company fails to issue Common Shares to the Holder or to cause its Transfer Agent to issue Common Shares upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for Common Shares issued to the Holder upon conversion of this Debenture as and when required by this Debenture, and such transfer is otherwise lawful, and any such failure shall continue uncured for ten (10) business days after written notice from the Holder of such failure; or

          c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Note Conversion Agreement or this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

          d. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          e. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          f. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty
               (60) days thereafter; or

          g. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of,



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

               consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable. In an Event of Default, the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     10. No Shareholder Rights: Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     11. Notices: Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow), (ii) on the next Business Day after timely delivery to an overnight courier or (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            The Neptune Society, Inc.
            3500 W. Olive, Suite 1430
            Burbank, California  91505
            Attn:  Rodney Bagley, Chief Financial Officer

            with a copy to:

            Dorsey & Whitney LLP
            US Bank Building Center
            1420 5th Avenue - Suite 3400
            Seattle, WA 98101
            Attn:    Randal R. Jones
            Tel:     (206) 903-8814
            Fax:     (206) 903-8820

and if to the Holder, at such address as the Holder shall have furnished the Company in writing.



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

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by an officer thereunto duly authorized.


Dated:     March 8th, 2002

                                    The Neptune Society, Inc.


                                    By:
                                        ---------------------------------------
                                        Name:  Marco Markin
                                        Title:  Chief Executive Officer

Attest:



-----------------------





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


                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of Debenture No. 001 of The Neptune Society, Inc., US$75,000 Convertible Debenture Due July 31, 2002, into Shares of Common Stock ("Common Shares") of The Neptune Society, Inc. (the "Company") according to the conditions hereof, as of the date written below.


In connection with the exercise, the undersigned (the "Holder") covenants, represents and warrants to the Company that:


     1. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares and it is able to bear the economic risk of loss of its entire investment;

     2. the Company has provided to Holder the opportunity to ask questions and receive answers concerning the terms and conditions of the conversion and Holder has had access to such information concerning the Company as Holder has considered necessary or appropriate in connection with Holder's investment decision to acquire the Common Shares;

     3. Holder is acquiring the Common Shares for Holder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the common shares in violation of the United States securities laws;

     4. unless otherwise notified by the Company in writing, Holder understands that the Common Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States and that the conversion contemplated hereby is being made in reliance on an exemption from such registration requirements;

     5. the Holder acknowledges and agrees with the Company that the Company shall refuse to register any transfer of the Common Shares not made pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act;

     6. if Holder decides to offer, sell or otherwise transfer any of the Common Shares, Holder will not offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

          (i)  the sale is to the Company;



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

          (ii) the sale is made pursuant to an effective registration statement under the Securities Act;

          (iii)the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iv) the Common Shares are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and Holder has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

     8. the certificates representing the Common Shares will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

     9. Holder consents to the Company making an appropriate notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

Dated this ______ day of __________________, 20 ____.


                                  ---------------------------------------------
                                  (Name of Holder - please print)


                                  By:
                                      -----------------------------------------
                                      (Authorized Signature)

                                      -----------------------------------------
                                      (Official Capacity or Title -
                                      please print)

                                      -----------------------------------------
                                      (Please print name of individual
                                       whose signature appears above if
                                       different than the name of the
                                       Holder printed above)



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

Number of Shares Issuable
upon this conversion:
                        --------------------------------------
Name:
      --------------------------------------------------------


Address:
         -----------------------------------------------------

Phone:                              Facsimile:
      ---------------------                   ----------------










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